BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED MARCH 14, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2018, AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

Craig Inman serves as a Portfolio Manager of Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. In the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Craig Inman serves as a Portfolio Manager of the Portfolio. As of February 1, 2019, Craig Inman beneficially owned no equity securities of the Portfolio. Effective immediately, the following changes are made to the statement of additional information of the Portfolio.

The Other Accounts Managed table in Appendix C with respect to the Portfolio is supplemented with the following information:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Craig Inman,[1]	Registered Investment Companies	3	$5,000,000,000	0	N/A
Brighthouse/Artisan Mid Cap Value Portfolio	Other Pooled Investment Vehicles	2	$6,300,000	0	N/A
	Other Accounts	8	$1,400,000,000	0	N/A

[1]	Other Accounts Managed information is as of January 31, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE